SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported) August 27, 2002
                           ----------------------


                        MMCA Auto Owner Trust 2002-3
                     (Issuer with respect to the Notes)
                       MMCA Auto Receivables Trust II
                (Originator of MMCA Auto Owner Trust 2002-3)
                --------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


                                  Delaware
-------------------------------------------------------------------------------
               (State or Other Jurisdiction of Incorporation)


             333-91770                                 33-0869011
----------------------------------------        -------------------------------
     (Commission File Number)                     (I.R.S. Employer
                                                  Identification No.)


6363 Katella Avenue, Cypress, California                      90630-5205
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                      (Zip Code)


                               (714) 236-1615
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            (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
-------------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



Item 5.  Other Events.

         The Registrant is filing final forms of the exhibits listed in
Item 7(c) below.


Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.


Exhibit
  No.              Document Description
--------           -----------------------------------------------------------

   1.1             Underwriting Agreement

   4.1             Amended and Restated Trust Agreement of the Issuer

   4.2             Sale and Servicing Agreement

   4.3             Indenture

   4.4             Administration Agreement

  10.1             Purchase Agreement

  10.2             Yield Supplement Agreement


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MMCA Auto Receivables Trust II


                                    By: /s/ Hideyuki Kitamura
                                        --------------------------------------
                                        Name:  Hideyuki Kitamura
                                        Title: Secretary & Treasurer


                                    MMCA Auto Receivables Trust II,
                                         as originator of MMCA Auto Owner
                                         Trust 2002-3


                                    By: /s/ Hideyuki Kitamura
                                        --------------------------------------
                                        Name:  Hideyuki Kitamura
                                        Title: Secretary & Treasurer


Dated:  August 27, 2002

                             INDEX TO EXHIBITS

Exhibit No.        Document Description                                               Sequential
                                                                                      Page No.
------------------ ------------------------------------------------------------------ ----------------
       1.1         Underwriting Agreement

       4.1         Amended and Restated Trust Agreement of the Issuer

       4.2         Sale and Servicing Agreement

       4.3         Indenture

       4.4         Administration Agreement

      10.1         Purchase Agreement

      10.2         Yield Supplement Agreement